SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                              --------------------


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 1, 1996



                           JUDGE IMAGING SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)




     Delaware                     0-18248                        06-1184427
     --------                     -------                        ----------
  (State or other               (Commission                   (I.R.S. Employer
  jurisdiction of               File Number)                 Identification No.)
  incorporation)



               102 Executive Drive, Suite 7, Moorestown, NJ 08057
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 610-667-1190



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

         On October 1, 1996, Judge Imaging Systems, Inc. (the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Registrant, The Judge Group, Inc. ("Judge Group"), and Judge Acquisition, Inc., a wholly-owned subsidiary of Judge Group ("Acquisition"), a copy of which is attached hereto as Exhibit A. At the date hereof, approximately 1,231,778 shares of the Registrant's common stock is owned by Judge Group. A brief description of the terms of the Merger Agreement follows.

         Pursuant to the Merger Agreement, the Registrant will merge with and into Acquisition, which is the surviving entity in the merger. Following the merger, the separate existence of the Registrant will cease and Acquisition will continue as the surviving corporation, under Delaware law, using the corporate name "Judge Imaging Systems, Inc." (the "Surviving Corporation").

         In the merger:

              o each share of the Registrant's outstanding Common Stock and Series A Preferred Stock will be converted into that number of Judge Group Common Shares obtained by dividing $2.50 by the initial offering price at which Judge Group Common Shares are sold in the Judge Group's initial public offering (the "Initial Public Offering") to be completed concurrently with the merger, with cash paid in lieu of fractional shares;

               o each share of the Registrant's Series B Preferred Stock issued and outstanding, all of which is held by a wholly-owned subsidiary of Judge Group, will be cancelled and shall cease to exist; and

               o each share of the Registrant's Common Stock owned by Judge Group will be cancelled and shall cease to exist.

         Following the merger, the Surviving Corporation will be a wholly-owned subsidiary of Judge Group.

         Consummation of the merger is contingent, among other things, upon (i) stockholders of Registrant owning less than 10% of the outstanding shares of the Registrant's Common Stock and Series A Preferred Stock exercising dissenters' rights of appraisal; (ii) the successful completion by Judge Group of the Initial Public Offering; and (iii) approval of the merger proposal by the stockholders of the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information, and
         Exhibits


              c)   Exhibits

                   1. Exhibit A - Agreement and Plan of Merger, dated October 1, 1996, by and among Judge Imaging Systems, Inc., The Judge Group, Inc. and Judge Acquisition, Inc.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                JUDGE IMAGING SYSTEMS, INC.


                                            By:  /s/ Martin E. Judge, Jr.
                                              ---------------------------------
                                                     Martin E. Judge, Jr.,
                                                     Chief Executive Officer



October 1, 1996

                                  EXHIBIT INDEX


Exhibit                                                     Sequential Page No.
-------                                                     -------------------

A.       Agreement and Plan of Merger, dated October 1, 1996,         5
         by and among Judge Imaging Systems, Inc.,
         The Judge Group, Inc. and Judge Acquisition, Inc.